BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated November 26, 2025

to the Summary Prospectus dated October 27, 2025,

the Prospectus dated October 27, 2025, and

the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus, Prospectus and SAI, and should be read

in conjunction with the Summary Prospectus, Prospectus and SAI.

A.

On or around November 28, 2025 (the “Effective Date”), Victory Capital Management Inc. (“Victory”) will no longer manage their allocated portion of the Fund and no longer serve as a sub-adviser to the Fund. This change is not expected to have a material effect on the Fund’s investment objective or principal investment strategies. Artisan Partners Limited Partnership, BlackRock Investment Management, LLC, Champlain Investment Partners, LLC, Driehaus Capital Management LLC, Eagle Asset Management, Inc. and Stephens Investment Management Group, LLC continue to be sub-advisers to the Fund.

Accordingly, as of the Effective Date, all references and information related to Victory, with respect to the Fund, in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

B.

Additionally, the Trustees of the Bridge Builder Trust (the “Trust”) have approved an investment sub-advisory agreement among Olive Street Investment Advisers, LLC, Federated MDTA LLC (“Federated MDT”) and the Trust, pursuant to which Federated MDT is expected to begin serving as a sub-adviser to an allocated portion of the Fund (“Federated MDT’s Allocated Portion of the Fund”) on or around December 22, 2025. More detailed information regarding Federated MDT and the portfolio managers who will be responsible for the day-to-day management of Federated MDT’s Allocated Portion of the Fund will be included in an additional supplement to the Summary Prospectus, Prospectus and SAI on or before December 22, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE